EXHIBIT 10.3

STOCK PURCHASE AGREEMENT

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, OR AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, OR (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO PROSPECTUS EXEMPTIONS UNDER THE APPLICABLE PROVINCIAL SECURITIES LAWS AND REGULATIONS OR PURSUANT TO AN EXEMPTION ORDER MADE BY THE APPROPRIATE PROVINCIAL SECURITIES REGULATOR.

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of April 3, 2017, by and between Reactive Medical, Inc., a Nevada corporation (the “Seller”), and Gregory Gorgas, a resident of the State of California (the “Purchaser”). The Seller and the Purchaser are sometimes collectively herein referred to as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Seller has agreed to sell to Purchaser 1,760,000 shares (the “Offered Shares”) of the Purchaser’s common stock and the Purchaser has agreed to purchase the Offered Shares from the Seller, all on the terms and conditions set forth in this Agreement; and

WHEREAS, the Seller intends for the sale of the Offered Shares to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), pursuant to, among others, Section 4(a)(2) and Regulation D thereof;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged by each of the parties, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in 1933 Act. All references herein to “dollars” or “$” shall be to United States of America dollars unless otherwise specified.

2. Purchase and Sale of Offered Shares. Subject to the terms and conditions set forth herein, the Seller covenants and agrees to sell to the Purchaser and the Purchaser agrees to acquire from the Seller, on the Closing Date (as hereinafter defined), the Offered Shares at a price of $0.001 per share for an aggregate purchase price of $1,760 (the “Purchase Price”), and upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Purchaser covenants and agrees to purchase from the Seller, on the Closing Date (as hereinafter defined), the Offered Shares at the Purchase Price.

3. Closing Date and Deliveries at Closing.

(a) The settlement of the purchase and sale of the Offered Shares pursuant to Section 2 hereof (the “Closing”) shall take place on April 3, 2017 (the “Closing Date”), or at such other time as the Parties hereto in writing may agree.

(b) On the Closing Date: (i) the Seller shall deliver to the Purchaser a certificate representing the Offered Shares (the “Certificate”); (ii) the Purchaser shall deliver to the Seller the Purchase Price by wire transfer of immediately available funds in accordance with instructions delivered by the Seller; and (iii) each of the Parties shall deliver such documents, agreements and payments as may be required pursuant to this Agreement.

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(c) Each Party shall deliver such other documents and/or instruments as may be required under the terms and conditions of this Agreement.

4. Representations, Warranties, Acknowledgements and Confirmations of Purchaser.

The Purchaser acknowledges and agrees that:

(a) the decision to execute this Agreement and purchase the Offered Shares agreed to be purchased hereunder has been based upon written representations as to facts made by the Seller solely herein, and such decision is also based upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Seller with Securities and Exchange Commission (“SEC”) (collectively, the “Public Record”);

(b) the Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Seller in connection with the Purchase of the Offered Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Seller;

(c) the books and records of the Seller were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business, and all documents, records and books in connection with the purchaser of the Offered Shares hereunder have been made available for inspection by the Purchaser, the Purchaser’s lawyer and/or advisor(s);

(d) the Offered Shares are deemed “Restricted Shares” as that term is defined in the 1933 Act and none of the Offered Shares have been registered under the 1933 Act, under any state securities or “Blue Sky” laws of any state of the United States and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with any applicable securities laws;

(e) the Purchaser acknowledges that its purchase hereunder has not been solicited by means of general solicitation or by advertisement.

(f) the Purchaser acknowledges that the Certificate shall bear a restrictive legend substantially as follows:

“THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, IN COMPLIANCE WITH REGULATION S AND/OR OTHER APPLICABLE EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, OR (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO PROSPECTUS EXEMPTIONS UNDER THE APPLICABLE PROVINCIAL SECURITIES LAWS AND REGULATIONS OR PURSUANT TO AN EXEMPTION ORDER MADE BY THE APPROPRIATE PROVINCIAL SECURITIES REGULATOR, IN EACH CASE AS EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY.”

(g) the Purchaser has been advised to consult the Purchaser’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Offered Shares and with respect to applicable resale restrictions, and he is solely responsible (and the Seller is not in any way responsible) for compliance with any applicable laws of the jurisdiction in which the Purchaser resides in connection with the purchase of the Offered Shares hereunder, and applicable resale restrictions;

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(h) the Purchaser acknowledges that the Seller has not undertaken, and will have no obligation, to register any of the Offered Shares under the 1933 Act for resale;

(i) the Offered Shares are not listed on any stock exchange or subject to quotation except that currently certain market makers make market in the common stock of the Seller on the OTC Markets Group Inc. Pink tier (the “OTCPINK”), and no representation has been made to the Purchaser that the Offered Shares will become listed on any other stock exchange or subject to quotation on any other quotation system, or their continued quotatoin;

(j) the Purchaser understands that no federal, state or provincial agency has passed on or made any recommendation or endorsement of the Offered Shares;

(k) there are risks associated with an investment in the Offered Shares, as more fully described in certain information forming part of the Public Record and Purchaser may lose its entire investment in the Offered Shares;

(l) the Seller will refuse to register any transfer of the Offered Shares not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and otherwise in compliance with applicable securities laws; in this respect, the Purchaser further acknowledges that Rule 144, as currently enacted, is not available for the public resale of the Offered Shares by the Purchaser and will not be available until such time as the Seller is no longer a shell company and has thereafter been in full compliance with its reporting obligations under the Securities Exchange Act of 1934, as amended, for at least twelve months.

(m) this Agreement is not enforceable by the Purchaser unless it has been accepted by the Seller as evidenced by his signature on the Signature Page hereto;

(n) the Purchaser acknowledges that the offer and sale of the Offered Shares is being conducted without delivery of an offering memorandum and that it has not relied on any oral representation, warranty or information in connection with the offering of the Offered Shares by the Seller, or any officer, employee, agent, affiliate or subsidiary of the Seller; and

(o) the Purchaser confirms that none of the Seller or any of its directors, employees, officers, consultants, agents or affiliates, has made any statements or representations (written or oral) to the Purchaser regarding (i) the future value of the Offered Shares (ii), that the Offered Shares are or will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the securities of the Seller on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Seller on the OTCPINK, (iii) that any person will resell or repurchase any of the Offered Shares or (iv) that any person will refund the purchase price of any of the Offered Shares. In making its investment decision with respect to the Offered Shares, the Purchaser has relied solely upon publicly available information relating to the Seller and not upon any verbal or written representation made by or on behalf of the Seller.

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5. Representations and Warranties of the Purchaser. The Purchaser further understands, and represents and warrants to, and agrees with, the Seller (all such representations and warranties being made to and for the benefit Seller’s legal counsel and any transfer agent of the Seller employed for that purpose, and shall survive the Closing):

(a) the Purchaser has the requisite power, authority and legal capacity to execute and deliver this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Purchaser hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise (as the case may be) with respect to such matters have been given or obtained;

(b) this Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Purchaser, or any of the Purchaser’s charter documents, or of any agreement to which the Purchaser is a party or by which it is bound.

(c) the Purchaser has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser;

(d) the Purchaser has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Offered Shares and the Seller.

(e) the Purchaser is acquiring the Offered Shares as principal for his own account for investment purposes only and not with a view to or for distributing or reselling the Offered Shares or any part thereof or interest therein, without prejudice, however, to the right of the Purchaser, subject to the provisions of this Agreement and in accordance with all applicable laws, at all times to sell or otherwise dispose of all or any part of such Offered Shares as otherwise permitted hereunder.

(f) the Purchaser is not an underwriter of the common stock of the Seller, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Offered Shares;

(g) the Purchaser is purchasing the Offered Shares as a principal and is either an officer, director, employee or consultant to the Seller; and

(h) in the event that the Purchaser is no longer employed as an officer, director, employee or consultant to the Seller, the Purchaser hereby agrees to offer the Offered Shares to the Seller for purchase as follows:

(1) prior to the one year anniversary of this agreement, the Purchaser shall offer to the Seller all of the Offered Shares for an aggregate purchase price of $1,760;

(2) prior to the two year anniversary of this agreement, the Purchaser shall offer to the Seller 1,320,000 of the Offered Shares for an aggregate purchase price of $1,320;

(3) prior to the three year anniversary of this agreement, the Purchaser shall offer to the Seller 880,000 of the Offered Shares for an aggregate purchase price of $880;

(4) prior to the four year anniversary of this agreement, the Purchaser shall offer to the Seller 440,000 of the Offered Shares for an aggregate purchase price of $440; and

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(5) after the four year anniversary of this agreement, the Purchaser shall not be required to offer to the Seller any of the Offered Shares.

For purposes hereof, the termination of Purchaser’s employment agreement dated as of even date herewith (the “Employment Agreement”) shall be conclusive evidence that Purchaser is no longer employed as an officer, director, employee or consultant to the Seller, without regards to the Party that terminated the Employment Agreement or the reason for termination of the Employment Agreement.

6. Representations, Warranties, Acknowledgements and Confirmations of Seller.

The Seller represents and warrants to, and agrees with, the Purchaser that (all such representations and warranties being made to and for the benefit of the Seller’s legal counsel and any transfer agent of the Seller employed for that purpose and shall survive closing as provided in Section 11):

(a) the Seller has the requisite power, authority and legal capacity to execute and deliver this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Seller hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise (as the case may be) with respect to such matters have been given or obtained;

(b) this Agreement has been duly executed and delivered by the Seller and constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Seller, or any of the Seller’s charter documents, or of any agreement to which the Seller is a party or by which it is bound;

(c) the Seller has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Seller enforceable against the Seller;

(d) The Offered Shares:

(i) are owned by the Seller free and clear of any security interests, liens, claims, or other encumbrances;

(ii) have been duly and validly authorized and issued and are, and on the Closing Date will be, fully paid and non-assessable;

(iii) will not have been, individually and collectively, issued or sold in violation of any pre-emptive or other similar rights of the holders of any securities of the Seller;

(iv) will not subject the holders thereof to personal liability by reason of being such holders; and

(v) the Offered Shares are not listed on any stock exchange or subject to quotation except that currently certain market makers make market in the Offered Shares of the Seller on the OTCPINK.

(e) There is no pending or, to the best knowledge of the Seller, threatened action, suit, proceeding, or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Seller or any of its affiliates that would materially affect the execution by the Seller of, or the performance by the Seller of its obligations under, this Agreement.

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8. Conditions Precedent to the Purchaser’s Obligations. The obligations of the Purchaser hereunder are subject to the performance by the Seller of his obligations hereunder and to the satisfaction of the following additional condition precedent: the representations and warranties made by the Seller in this Agreement shall, unless waived by the Purchaser, be true and correct as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date;

9. Conditions Precedent to the Seller’s Obligations. The obligations of the Seller hereunder are subject to the performance by the Purchaser of its obligations hereunder and to the satisfaction of the following additional condition precedent: the representations and warranties made by the Purchaser in this Agreement shall, unless waived by the Seller, be true and correct at the Closing Date, with the same force and effect as if they had been made on, and as of, the Closing Date.

10. Fees and Expenses. Each of the Parties agrees to pay its or his own expenses incident to the performance of its or his obligations hereunder, including, but not limited to, the fees, expenses, and disbursements of such Party’s counsel.

11. Miscellaneous.

(a) Notices. All notices, communications and deliveries required or made hereunder must be made in writing signed by or on behalf of the Party making the same and shall be delivered personally or by facsimile or electronic transmission or by a national overnight courier service or by registered or certified mail (return receipt requested) (with postage and other fees prepaid) to the parties respective addresses set forth on the signature page hereto or, to such other representative or at such other address of a Party as such Party may furnish to the other Parties in writing in accordance with this Section 11 (a). Any such notice, communication or delivery shall be deemed given or made (a) on the date of delivery, if delivered in person, (b) upon transmission by facsimile or email if receipt is confirmed, (c) on the first Business Day following timely delivery to a national overnight courier service, or (d) on the fifth Business Day following it being mailed by registered or certified mail.

(b) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if the signatures thereto were in the same instrument. Signature pages exchanged by facsimile or other electronic means shall be fully binding. This Agreement shall be effective and binding on all of the Parties when all Parties have executed and delivered a counterpart of this Agreement.

(c) Entire Agreement. Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants. Any previous agreement among the Parties related to the transactions described herein is superseded hereby.

(d) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Law, each Party hereby waives any provision of Law that renders any such provision prohibited or unenforceable in any respect.

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(e) Modification and Waiver. This Agreement may not be amended, modified or supplemented except by written agreement of the Parties. Any agreement on the part of a Party to any extension or waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such Party. A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation or warranty shall not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any Party of the performance of any act will not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

(f) Assignment; Successors in Interest. No assignment or transfer by any Party of such Party’s rights and obligations under this Agreement may be made except with the prior written consent of the other Party to this Agreement. The terms and conditions hereof shall survive the Closing and shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns, and any reference to a Party shall also be a reference to the heirs, successors and permitted assigns thereof.

(g) No Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any right, remedy, obligation or liability under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.

(h) Survival of Representations. All representations, warranties and agreements made by the Seller and by the Purchaser in this Agreement shall survive the execution of this Agreement for a period of one (1) year from the Termination Date, except for the provisions of Sections 6(a) and 5 (a),(b), and (c) which shall survive indefinitely.

(i) Rules of Construction. This Agreement shall be construed in accordance with the following rules of construction:

(i) Business Day. For purposes of this Agreement, the term “Business Day” means any day on which commercial banks are open for business in the State of New York.

(ii) Headings. The division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified.

(iii) Herein. The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

(j) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(1) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed solely within such State. The Purchaser and the Seller irrevocably and unconditionally consent to submit to the jurisdiction of the state and federal courts located in New York County in the State of New York for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating hereto except in such courts).

(2) Any and all service of process and any other notice in any action arising out of or relating to this Agreement and the transactions contemplated hereby on the shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.

SELLER:		PURCHASER:

Reactive Medical, Inc.		Gregory Gorgas

By:	/s/ Peter O'Brien	By:	/s/ Gregory Gorgas
Name:	Peter O’Brien	Name:	Gregory Gorgas
Title:	President & CEO

Address for Notice:

Reactive Medical, Inc. 29 Fitzwilliam Street Upper Dublin 2, Ireland Attention: Peter O’Brien Email: peter@reactivemedical.com		Gregory Gorgas 1156 Via di Felicita Encinitas, CA 92024 Email: greg.gorgas@gmail.com

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